Prospectus

January 30, 2004

Putnam Asset Allocation Funds

Putnam Asset Allocation: Growth Portfolio
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Class A, B, C, M and R shares

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages these funds.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summaries

 2  Goals

 2  Main investment strategies

 2  Main risks

 4  Performance information

 8  Fees and expenses

10  What are each fund's main investment strategies and related risks?

16  Who manages the funds?

19  How does a fund price its shares?

19  How do I buy fund shares?

23  How do I sell fund shares?

25  How do I exchange fund shares?

26  Fund distributions and taxes

27  Financial highlights


[SCALE LOGO OMITTED]


Fund summaries

GOALS

The Growth Portfolio seeks capital appreciation.

The Balanced Portfolio seeks total return.

The Conservative Portfolio seeks total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

Each fund has a unique strategic allocation that indicates the fund's typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund's performance consistent with its goal. The strategic allocation and the range of allowable allocation for each fund are shown below.

------------------------------------------------------------------------------
                   Growth              Balanced            Conservative
                  Portfolio            Portfolio            Portfolio
         ---------------------------------------------------------------------
            Strategic            Strategic            Strategic
            Allocation   Range   Allocation   Range   Allocation   Range
------------------------------------------------------------------------------
Equity
Class          80%      65-95%      60%      45-75%      30%      15-45%
Fixed Income
Class          20%       5-35%      40%      25-55%      70%      55-85%
------------------------------------------------------------------------------

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate a fund's assets above or below its strategic allocation.

MAIN RISKS

Each fund's strategic allocation generally correlates to a different level of investment risk. The risks of the asset classes vary, and the risks of each fund reflect the allocation of its assets between the two classes. Of the three funds, the Growth Portfolio involves the greatest risk of losing money, which reflects its relatively aggressive pursuit of capital appreciation through investments in both U.S. and foreign securities. Because the Conservative Portfolio pursues returns consistent with capital preservation, it offers the least risk of the three funds. The Balanced Portfolio's risk level falls between that of the Growth and Conservative Portfolios.

The main risks that could adversely affect the value of each fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in a fund. A fund may not achieve its goal, and is not intended as a complete investment program. An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of each fund's risks. The chart shows year-to-year changes in the performance of one of each of the fund's classes of shares, class A shares. The table following the chart compares each fund's performance to that of several broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.

Growth Portfolio

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1995      25.84%
1996      18.60%
1997      18.43%
1998      13.74%
1999      24.71%
2000      -9.37%
2001     -10.03%
2002     -14.81%
2003      29.43%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 19.25% (quarter ending 12/31/98) and the lowest return for a quarter was -17.67% (quarter ending 9/30/02).

Balanced Portfolio

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1995      24.12%
1996      17.59%
1997      16.16%
1998      11.66%
1999      18.30%
2000      -2.62%
2001      -6.42%
2002     -12.28%
2003      21.36%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 15.00% (quarter ending 12/31/98) and the lowest return for a quarter was -12.00% (quarter ending 9/30/02).

Conservative Portfolio

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1995      20.49%
1996      11.20%
1997      11.81%
1998       9.11%
1999       9.49%
2000      -0.30%
2001      -0.18%
2002      -3.38%
2003      16.09%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 8.81% (quarter ending 6/30/03) and the lowest return for a quarter was -6.13% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/03)
------------------------------------------------------------------------------
                                             Past       Past        Since
                                             1 year     5 years     inception
------------------------------------------------------------------------------
Growth Portfolio                                                    (2/8/94)
Class A before taxes                         22.62%      1.21%      7.84%
Class A after taxes on distributions         22.37%     -1.09%      5.84%
Class A after taxes on distributions
and sale of fund shares                      15.27%     -0.05%      5.81%
Class B before taxes                         23.45%      1.27%      7.62%
Class C before taxes                         27.55%      1.54%      7.56%
Class M before taxes                         24.37%      1.09%      7.50%
Class R before taxes                         29.13%      2.06%      8.16%
------------------------------------------------------------------------------
Balanced Portfolio                                                  (2/7/94)
Class A before taxes                         15.03%      1.68%      7.37%
Class A after taxes on distributions         14.35%     -0.28%      5.33%
Class A after taxes on distributions
and sale of fund shares                      10.13%      0.45%      5.28%
Class B before taxes                         15.36%      1.72%      7.15%
Class C before taxes                         19.38%      2.04%      7.09%
Class M before taxes                         16.47%      1.56%      7.05%
Class R before taxes                         20.91%      2.51%      7.67%
------------------------------------------------------------------------------
Conservative Portfolio                                              (2/7/94)
Class A before taxes                          9.99%      2.97%      6.37%
Class A after taxes on distributions          8.58%      0.42%      4.00%
Class A after taxes on distributions
and sale of fund shares                       6.61%      1.00%      4.04%
Class B before taxes                         10.07%      2.99%      6.14%
Class C before taxes                         14.06%      3.28%      6.11%
Class M before taxes                         11.24%      2.77%      6.01%
Class R before taxes                         15.87%      3.84%      6.68%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index
(no deduction for fees, expenses or taxes)    4.10%      6.62%      6.98%
------------------------------------------------------------------------------
Russell 3000 Index
(no deduction for fees, expenses or taxes)   31.06%      0.37%     10.78%
------------------------------------------------------------------------------
Putnam Growth Blended Benchmark
(no deduction for fees, expenses or taxes)   28.87%      2.32%      9.82%*
------------------------------------------------------------------------------
Putnam Balanced Blended Benchmark
(no deduction for fees, expenses or taxes)   21.72%      3.16%     10.04%*
------------------------------------------------------------------------------
Putnam Conservative Blended Benchmark
(no deduction for fees, expenses or taxes)   13.25%      5.01%      9.21%*
------------------------------------------------------------------------------

* Performance information is based on the inception date of 12/31/94, which is when the JP Morgan Developed High Yield Index, a component of the blended benchmark, began operations.

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges (which for class A shares reflects a reduction that took effect after December 31, 2003); class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/03, and for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of Growth Portfolio's class B shares (2/16/94), class C shares (9/1/94), class M shares (2/3/95) and class R shares (1/21/03), Balanced Portfolio's class B shares (2/11/94), class C shares (9/1/94), class M shares (2/6/95) and class R shares (1/21/03) and the Conservative Portfolio's class B shares (2/18/94), class C shares (9/1/94), class M shares (2/7/95) and class R shares (1/21/03), performance shown for these classes in the table is based on the performance of each fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C, class M and class R shares. Each fund's performance through 9/30/95 benefited from Putnam Management's agreement to limit the fund's expenses. Each fund's performance is compared to the following indexes and blended benchmarks, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe;

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of international stocks from Europe, Australasia and the Far East;

Morgan Stanley Capital International (MSCI) EMF Index, an unmanaged index of securities from emerging markets available to non-domestic investors;

JP Morgan Developed High Yield Index, an unmanaged index designed to measure the investable universe of the U.S. dollar high yield corporate debt market;

Putnam Growth Blended Benchmark, a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index;

Putnam Balanced Blended Benchmark, a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index and 5% the JP Morgan Developed High Yield Index;

Putnam Conservative Blended Benchmark, a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in a fund. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
                            Class A    Class B    Class C    Class M   Class R
------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of the offering price)      5.25%      NONE       NONE       3.50%     NONE

Maximum Deferred Sales
Charge (Load) (as a
percentage of the original
purchase price or
redemption proceeds,
whichever is lower)         NONE*      5.00%      1.00%      NONE*     NONE

Redemption Fee**
(as a percentage of
total redemption
proceeds)                   2.00%      2.00%      2.00%      2.00%     2.00%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Annual Fund Operating Expenses***
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                                Total Annual
                         Management  Distribution   Other       Fund Operating
                         Fees        (12b-1) Fees   Expenses    Expenses
------------------------------------------------------------------------------
Growth Portfolio
Class A                  0.63%       0.25%          0.47%       1.35%
Class B                  0.63%       1.00%          0.47%       2.10%
Class C                  0.63%       1.00%          0.47%       2.10%
Class M                  0.63%       0.75%          0.47%       1.85%
Class R                  0.63%       0.50%          0.47%****   1.60%
------------------------------------------------------------------------------
Balanced Portfolio
Class A                  0.58%       0.25%          0.37%       1.20%
Class B                  0.58%       1.00%          0.37%       1.95%
Class C                  0.58%       1.00%          0.37%       1.95%
Class M                  0.58%       0.75%          0.37%       1.70%
Class R                  0.58%       0.50%          0.37%****   1.45%
------------------------------------------------------------------------------
Conservative Portfolio
Class A                  0.65%       0.25%          0.49%       1.39%
Class B                  0.65%       1.00%          0.49%       2.14%
Class C                  0.65%       1.00%          0.49%       2.14%
Class M                  0.65%       0.75%          0.49%       1.89%
Class R                  0.65%       0.50%          0.49%****   1.64%
------------------------------------------------------------------------------

   * A deferred sales charge of up to 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

  ** A 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

 *** See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

**** Other expenses shown for class R shares have been annualized.

EXAMPLE

The examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds to the cost of investing in other mutual funds. The examples make certain assumptions. They assume that you invest $10,000 in each fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. They also assume a 5% return on your investment each year and that each fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.


-------------------------------------------------------------------------------
                         1 year        3 years     5 years       10 years
-------------------------------------------------------------------------------
Growth Portfolio
Class A                  $655          $930        $1,226        $2,064
Class B                  $713          $958        $1,329        $2,240*
Class B
(no redemption)          $213          $658        $1,129        $2,240*
Class C                  $313          $658        $1,129        $2,431
Class C
(no redemption)          $213          $658        $1,129        $2,431
Class M                  $531          $911        $1,316        $2,443
Class R                  $163          $505          $871        $1,900
-------------------------------------------------------------------------------
Balanced Portfolio
Class A                  $641          $886        $1,150        $1,903
Class B                  $698          $912        $1,252        $2,080*
Class B
(no redemption)          $198          $612        $1,052        $2,080*
Class C                  $298          $612        $1,052        $2,275
Class C
(no redemption)          $198          $612        $1,052        $2,275
Class M                  $517          $867        $1,241        $2,288
Class R                  $148          $459          $792        $1,735
-------------------------------------------------------------------------------
Conservative Portfolio
Class A                  $659          $942        $1,246        $2,106
Class B                  $717          $970        $1,349        $2,282*
Class B
(no redemption)          $217          $670        $1,149        $2,282*
Class C                  $317          $670        $1,149        $2,472
Class C
(no redemption)          $217          $670        $1,149        $2,472
Class M                  $535          $923        $1,336        $2,484
Class R                  $167          $517          $892        $1,944
-------------------------------------------------------------------------------

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

What are each fund's main investment strategies and related risks?

EQUITY CLASS

Each fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

Each fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of each fund's total assets (but not more than a fund's maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Portfolio's total assets in debt investments rated lower than BB or the equivalent. We may invest up to 5% of a fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Each fund may invest in the securities of foreign companies, but Growth Portfolio invests a greater portion of its assets in foreign securities than the other two funds. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to a fund's foreign investments.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the fund to receive taxable income, which could increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep each fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent a fund from achieving its goal.

* Changes in policies. The Trustees may change a fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the funds?

The funds' Trustees oversee the general conduct of the funds' business. The Trustees have retained Putnam Management to be each fund's investment manager, responsible for making investment decisions for each fund and managing each fund's other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on each fund's average net assets. The Growth Portfolio, Balanced Portfolio and Conservative Portfolio paid Putnam Management, management fees of 0.63%, 0.58% and 0.65%, respectively, of average net assets for each fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team are responsible for the day-to-day management of each fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of each fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------------
Jeffrey L. Knight       2002     1993 - Present     Putnam Management
------------------------------------------------------------------------------
Portfolio members       Since    Experience
------------------------------------------------------------------------------
Robert J. Kea           2002     1989 - Present     Putnam Management
------------------------------------------------------------------------------
Robert J. Schoen        2002     1997 - Present     Putnam Management
------------------------------------------------------------------------------
J. Graham Spiers        2002     1998 - Present     Putnam Management
------------------------------------------------------------------------------

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does a fund price its shares?

The price of a fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnaminvestments.com. For more information, contact your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Each fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 5.25%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of up to 5.00% if you sell shares within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* Convert automatically to class A shares after eight years, reducing the future 12b-1 fee

* Orders for one or more funds totaling $250,000 or more per day and cumulative orders of $1,000,000 or more in accounts eligible to purchase class A shares with reduced or no initial sales charge under a right of accumulation will be treated as orders for class A shares or refused

Class C shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of 1.00% if you sell shares within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class M shares

* Initial sales charge of up to 3.50%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class R shares (available to qualified plans only)

* No initial sales charge; your entire investment goes to work for you

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Initial sales charges for class A and M shares
------------------------------------------------------------------------------
                          Class A sales charge      Class M sales charge
                           as a percentage of:       as a percentage of:
------------------------------------------------------------------------------
Amount of purchase       Net amount     Offering   Net amount    Offering
at offering price ($)     invested       price*     invested      price*
------------------------------------------------------------------------------
Under 50,000                5.54%        5.25%        3.63%       3.50%
50,000 but under
100,000                     4.17         4.00         2.56        2.50
100,000 but under
250,000                     3.09         3.00         1.52        1.50
250,000 but under
500,000                     2.30         2.25         1.01        1.00
500,000 but under
1,000,000                   2.04         2.00         NONE        NONE
1,000,000 and above         NONE         NONE         NONE        NONE
------------------------------------------------------------------------------

* Offering price includes sales charge.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6     7+
------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%    0%

A deferred sales charge of 1% will apply to class C shares if redeemed within one year of purchase. A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge if redeemed within two years of purchase. A deferred sales charge of 0.65% may apply to class M shares purchased without a sales charge if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. Each fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of a fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

How do I sell fund shares?

You can sell your shares back to the appropriate fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Effective April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds. Each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete and return an Exchange Authorization Form, which is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. You may also exchange shares via the Internet at www.putnaminvestments.com. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004 the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The Growth Portfolio, Balanced Portfolio and Conservative Portfolio normally distribute any net investment income annually, quarterly and monthly, respectively, and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus were included in the price you paid). Distributions of gains from investments that the funds owned for more than one year are taxable as capital gains. Distributions of gains from investments that the funds owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

A fund's investments in certain debt obligations may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

A fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund's return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a fund's investment in foreign securities or foreign currencies may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand a fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS A
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.69           $8.94          $14.47          $14.35          $11.76
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .13             .17             .26             .28             .14
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.64           (1.12)          (2.97)           1.56            2.82
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.77            (.95)          (2.71)           1.84            2.96
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.24)           (.30)           (.19)           (.16)           (.10)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (2.63)          (1.56)           (.27)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.24)           (.30)          (2.82)          (1.72)           (.37)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.22           $7.69           $8.94          $14.47          $14.35
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                23.41          (11.29)         (22.41)          12.77           25.55
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $629,578        $573,390        $671,127        $817,887        $664,640
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.35            1.30            1.25            1.18            1.21
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.54            1.80            2.35            1.87            1.00
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               126.07           82.18           98.60          155.18          105.11
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS B
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.54           $8.76          $14.21          $14.12          $11.59
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .06             .10             .17             .16             .03
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.62           (1.11)          (2.92)           1.55            2.78
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.68           (1.01)          (2.75)           1.71            2.81
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.16)           (.21)           (.07)           (.06)           (.01)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (2.63)          (1.56)           (.27)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.16)           (.21)          (2.70)          (1.62)           (.28)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.06           $7.54           $8.76          $14.21          $14.12
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                22.57          (11.99)         (23.04)          11.98           24.52
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $236,650        $205,744        $297,887        $469,645        $470,073
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              2.10            2.05            2.00            1.93            1.96
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               .78            1.05            1.60            1.07             .25
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               126.07           82.18           98.60          155.18          105.11
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS C
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.44           $8.64          $14.08          $14.00          $11.50
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .06             .09             .17             .17             .03
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.59           (1.07)          (2.89)           1.53            2.75
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.65            (.98)          (2.72)           1.70            2.78
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.16)           (.22)           (.09)           (.06)           (.01)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (2.63)          (1.56)           (.27)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.16)           (.22)          (2.72)          (1.62)           (.28)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.93           $7.44           $8.64          $14.08          $14.00
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                22.47          (11.88)         (23.08)          12.01           24.47
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $76,075         $67,431         $95,848        $135,439        $103,209
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              2.10            2.05            2.00            1.93            1.96
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               .78            1.05            1.60            1.13             .25
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               126.07           82.18           98.60          155.18          105.11
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS M
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.56           $8.78          $14.25          $14.15          $11.60
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .08             .12             .20             .20             .07
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.61           (1.10)          (2.93)           1.55            2.80
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.69            (.98)          (2.73)           1.75            2.87
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.18)           (.24)           (.11)           (.09)           (.05)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (2.63)          (1.56)           (.27)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.18)           (.24)          (2.74)          (1.65)           (.32)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.07           $7.56           $8.78          $14.25          $14.15
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                22.70          (11.65)         (22.84)          12.25           25.05
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $32,490         $34,056         $48,911         $67,225         $59,604
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.85            1.80            1.75            1.68            1.71
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.02            1.30            1.85            1.35             .50
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               126.07           82.18           98.60          155.18          105.11
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS R
------------------------------------------------------------------------------

                                                                      For the
                                                                       period
                                                                  January 21,
Per-share                                                            2003+ to
operating performance                                                Sept. 30
------------------------------------------------------------------------------
                                                                        2003
------------------------------------------------------------------------------
Net asset value,
beginning of period                                                    $8.08
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment income (a)                                                .07
------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                     1.06
------------------------------------------------------------------------------
Total from
investment operations                                                   1.13
------------------------------------------------------------------------------
Net asset value,
end of period                                                          $9.21
------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                 13.99 *
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                            $1
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                               1.11 *
------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                .89 *
------------------------------------------------------------------------------
Portfolio turnover (%)                                                126.07
------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS A
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.10           $9.20          $12.99          $12.28          $10.66
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .14             .18             .26             .31             .23
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.25            (.98)          (2.23)           1.59            1.78
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.39            (.80)          (1.97)           1.90            2.01
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.23)           (.30)           (.38)           (.26)           (.21)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (1.44)           (.93)           (.18)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.23)           (.30)          (1.82)          (1.19)           (.39)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.26           $8.10           $9.20          $12.99          $12.28
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                17.40           (9.20)         (17.11)          15.88           19.09
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $1,156,736      $1,073,716      $1,237,229      $1,377,302        $873,219
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.20            1.15            1.11            1.09            1.14
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.62            1.96            2.39            2.37            1.89
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               145.04          108.47          131.05          182.86          119.70
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS B
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.05           $9.14          $12.92          $12.22          $10.61
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .08             .11             .18             .20             .14
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.23            (.98)          (2.23)           1.59            1.78
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.31            (.87)          (2.05)           1.79            1.92
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.16)           (.22)           (.29)           (.16)           (.13)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (1.44)           (.93)           (.18)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.16)           (.22)          (1.73)          (1.09)           (.31)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.20           $8.05           $9.14          $12.92          $12.22
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                16.52           (9.86)         (17.78)          15.01           18.22
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $310,616        $268,219        $381,633        $535,663        $553,738
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.95            1.90            1.86            1.84            1.89
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               .87            1.21            1.64            1.56            1.13
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               145.04          108.47          131.05          182.86          119.70
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS C
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.99           $9.08          $12.83          $12.15          $10.56
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .07             .11             .17             .20             .13
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.23            (.97)          (2.19)           1.57            1.77
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.30            (.86)          (2.02)           1.77            1.90
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.16)           (.23)           (.29)           (.16)           (.13)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (1.44)           (.93)           (.18)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.16)           (.23)          (1.73)          (1.09)           (.31)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.13           $7.99           $9.08          $12.83          $12.15
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                16.52           (9.90)         (17.65)          14.97           18.14
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $87,992         $87,252        $119,926        $142,761        $120,660
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.95            1.90            1.86            1.84            1.89
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               .87            1.21            1.64            1.58            1.12
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               145.04          108.47          131.05          182.86          119.70
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS M
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.08           $9.18          $12.97          $12.26          $10.65
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .09             .14             .20             .24             .17
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.25            (.99)          (2.23)           1.59            1.78
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.34            (.85)          (2.03)           1.83            1.95
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.18)           (.25)           (.32)           (.19)           (.16)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (1.44)           (.93)           (.18)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.18)           (.25)          (1.76)          (1.12)           (.34)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.24           $8.08           $9.18          $12.97          $12.26
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                16.85           (9.68)         (17.57)          15.33           18.45
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $39,902         $42,753         $55,313         $70,757         $66,854
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.70            1.65            1.61            1.59            1.64
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.11            1.46            1.89            1.84            1.38
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               145.04          108.47          131.05          182.86          119.70
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS R
------------------------------------------------------------------------------

                                                                      For the
                                                                       period
                                                                  January 21,
Per-share                                                            2003+ to
operating performance                                                Sept. 30
------------------------------------------------------------------------------
                                                                        2003
------------------------------------------------------------------------------
Net asset value,
beginning of period                                                    $8.50
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment income (a)                                                .08
------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                      .76
------------------------------------------------------------------------------
Total from
investment operations                                                    .84
------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------
From net
investment income                                                       (.09)
------------------------------------------------------------------------------
Total distributions                                                     (.09)
------------------------------------------------------------------------------
Net asset value,
end of period                                                          $9.25
------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                 10.00 *
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                            $1
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                               1.00 *
------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                .95 *
------------------------------------------------------------------------------
Portfolio turnover (%)                                                145.04
------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS A
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.94           $8.71          $10.45          $10.40           $9.81
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .21             .34             .49             .46             .34
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .93            (.57)           (.95)            .37             .73
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.14            (.23)           (.46)            .83            1.07
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.43)           (.54)           (.62)           (.40)           (.40)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --            (.66)           (.38)           (.08)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.43)           (.54)          (1.28)           (.78)           (.48)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.65           $7.94           $8.71          $10.45          $10.40
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                14.88           (2.97)          (4.84)           8.18           11.05
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $680,678        $558,847        $578,416        $406,224        $373,313
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.39            1.33            1.29            1.25            1.31
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              2.55            3.99            5.13            4.37            3.25
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               200.28          144.07          180.29          276.48          165.48
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS B
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.89           $8.68          $10.42          $10.37           $9.78
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .15             .28             .41             .37             .26
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .93            (.59)           (.94)            .38             .73
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.08            (.31)           (.53)            .75             .99
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.37)           (.48)           (.55)           (.32)           (.32)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --            (.66)           (.38)           (.08)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.37)           (.48)          (1.21)           (.70)           (.40)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.60           $7.89           $8.68          $10.42          $10.37
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                14.14           (3.94)          (5.60)           7.40           10.29
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $127,586        $109,186        $129,598        $153,985        $187,112
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              2.14            2.08            2.04            2.00            2.06
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.80            3.26            4.41            3.57            2.50
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               200.28          144.07          180.29          276.48          165.48
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS C
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.88           $8.66          $10.39          $10.34           $9.75
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .15             .28             .41             .36             .26
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .92            (.58)           (.93)            .39             .74
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.07            (.30)           (.52)            .75            1.00
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.37)           (.48)           (.55)           (.32)           (.33)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --            (.66)           (.38)           (.08)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.37)           (.48)          (1.21)           (.70)           (.41)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.58           $7.88           $8.66          $10.39          $10.34
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                13.99           (3.84)          (5.51)           7.39           10.34
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $38,868         $36,330         $41,854         $41,846         $58,831
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              2.14            2.08            2.04            2.00            2.06
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.81            3.26            4.41            3.51            2.50
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               200.28          144.07          180.29          276.48          165.48
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS M
------------------------------------------------------------------------------------------------------------




Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.90           $8.68          $10.42          $10.37           $9.78
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .16             .30             .44             .40             .29
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .92            (.58)           (.95)            .38             .73
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.08            (.28)           (.51)            .78            1.02
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.39)           (.50)           (.57)           (.35)           (.35)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --            (.66)           (.38)           (.08)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.39)           (.50)          (1.23)           (.73)           (.43)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.59           $7.90           $8.68          $10.42          $10.37
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                14.10           (3.59)          (5.34)           7.66           10.56
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $16,114         $19,109         $21,265         $24,869         $29,373
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.89            1.83            1.79            1.75            1.81
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              2.09            3.50            4.66            3.82            2.77
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               200.28          144.07          180.29          276.48          165.48
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS R
------------------------------------------------------------------------------
                                                                      For the
                                                                       period
                                                                  January 21,
                                                                     2003+ to
Per-share                                                            Sept. 30
operating performance                                             (Unaudited)
------------------------------------------------------------------------------
                                                                        2003
------------------------------------------------------------------------------
Net asset value,
beginning of period                                                    $8.01
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment income (a)                                                .13
------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                      .66
------------------------------------------------------------------------------
Total from
investment operations                                                    .79
------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------
From net
investment income                                                       (.15)
------------------------------------------------------------------------------
Total distributions                                                     (.15)
------------------------------------------------------------------------------
Net asset value,
end of period                                                          $8.65
------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                  9.91 *
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                            $1
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                               1.13 *
------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                               1.60 *
------------------------------------------------------------------------------
Portfolio turnover (%)                                                200.28
------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.


Glossary of terms

Bond An IOU issued by a government or corporation that usually pays interest.

Capital            A profit or loss on the sale of securities (generally
gain/loss          stocks or bonds).

Class A, B, C,     Types of shares, each class offering investors a different
M, R, T shares     way to pay sales charges and distribution fees.  A fund's
                   prospectus explains the availability and attributes of each type.

Common             A unit of ownership of a corporation.
stock

Distribution       A payment from a mutual fund to shareholders. It may
                   include interest from bonds and dividends from stocks
                   (dividend distributions). It may also include profits from the sale of securities from the fund's portfolio (capital gains distributions).

Net asset          The value of one share of a mutual fund without
value (NAV)        regard to sales charges. Some bond funds aim for a
                   steady NAV, representing stability; most stock funds aim to raise NAV, representing growth in the value of an investment.

Public offering    The purchase price of one class A or class M share of
price (POP)        a mutual fund, including the applicable "front-end" sales
                   charge.

Total return       A measure of performance showing the change in the
                   value of an investment over a given period, assuming all earnings are reinvested.

Yield The percentage rate at which a fund has earned income from its investments over the indicated period.


Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

* SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more). The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

* SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, semiannually, or annually from your Putnam mutual fund account valued at $5,000 or more.

* SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

* EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

For shares purchased on or after April 19, 2004, a 2.00% redemption fee may apply to exchanges of shares from Putnam funds (other than money market funds) held for 5 days or less. A separate 1.00% redemption fee may apply to exchanges of shares of certain Putnam funds held for 90 days or less. Please read the prospectus of the applicable funds for more details.

* DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

* STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your financial advisor should notify Putnam Investor Services that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and system atic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at www.putnaminvestments.com.

For more information about any of these services and privileges, call your financial advisor or a Putnam customer service representative toll free at 1-800-225-1581.


Putnam Family of Funds a

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS

Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS

Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS

Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund b

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Global Income Trust
Putnam High Yield Advantage Fund b
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Money Market Fund c
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund c
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund

Putnam State tax-free income funds d
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

a As of 12/31/03.

b Closed to new investors.

c An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in such funds.

d Not available in all states.


For more information
about Putnam Asset
Allocation Funds

The funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent auditor's report and financial statements included in the funds' most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The funds' annual report discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the funds on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com

             File No. 811-7121                NP059 209990 1/04


Prospectus

January 30, 2004

Putnam Asset
Allocation:
Growth Portfolio

Class A shares -- for eligible retirement plans

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

11  Who manages the fund?

13  How does the fund price its shares?

13  How do I buy fund shares?

15  How do I sell fund shares?

15  How do I exchange fund shares?

16  Fund distributions and taxes

17  Financial highlights


Putnam Defined Contribution Plans

[SCALE LOGO OMITTED]


Fund summary

GOAL

The Growth Portfolio seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund's performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

-------------------------------------------------------------
                                       Growth
                                     Portfolio
                              ---------------------
                              Strategic
                              Allocation     Range
-------------------------------------------------------------
Equity Class                     80%         65-95%
Fixed Income Class               20%          5-35%
-------------------------------------------------------------

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the fund's assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class A shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1995       25.84%
1996       18.60%
1997       18.43%
1998       13.74%
1999       24.71%
2000       -9.37%
2001      -10.03%
2002      -14.81%
2003       29.43%

During the periods shown in the bar chart, the highest return for a quarter was 19.25% (quarter ending 12/31/98) and the lowest return for a quarter was -17.67% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                                                   Since
                                              Past       Past   inception
                                            1 year    5 years    (2/8/94)
-------------------------------------------------------------------------------
Class A                                      29.43%      2.32%      8.43%
Russell 3000 Index                           31.06%      0.37%     10.78%
Putnam Growth  Blended Benchmark             28.87%      2.32%      9.82%*
-------------------------------------------------------------------------------

* Performance information is based on the inception date of 12/31/94, which is when the JP Morgan Developed High Yield Index, a component of the blended benchmark, began operations.

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans. The fund's performance through 9/30/95 benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe;

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of international stocks from Europe, Australasia and the Far East;

Morgan Stanley Capital International (MSCI) EMF Index, an unmanaged index of securities from emerging markets available to non-domestic investors;

JP Morgan Developed High Yield Index, an unmanaged index designed to measure the investable universe of the U.S. dollar high yield corporate debt market;

Putnam Growth Blended Benchmark, a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)                       NONE

Maximum Deferred Sales Charge (Load)             0.75%*

Redemption Fee (as a percentage of total
redemption proceeds)                             2.00%**
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Annual Fund Operating Expenses***
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                Distribution              Total Annual
                   Management     (12b-1)      Other     Fund Operating
                      Fees          Fees      Expenses      Expenses
-------------------------------------------------------------------------------
Class A               0.63%         0.25%       0.47%         1.35%
-------------------------------------------------------------------------------

  * The deferred sales charge may apply if a plan redeems 90% or more of its cumulative purchases within two years of its initial purchase and Putnam Retail Management paid a commission on the plan's purchases, unless otherwise agreed with Putnam Retail Management.

 ** A 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

*** See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                        1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class A                  $212          $428          $739        $1,624
-------------------------------------------------------------------------------

What are the fund's main
investment strategies and
related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund's total assets (but not more than the fund's maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.63% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------------
Jeffrey L. Knight        2002    1993 - Present   Putnam Management
------------------------------------------------------------------------------
Portfolio members       Since    Experience
------------------------------------------------------------------------------
Robert J. Kea            2002    1989 - Present   Putnam Management
------------------------------------------------------------------------------
Robert J. Schoen         2002    1997 - Present   Putnam Management
------------------------------------------------------------------------------
J. Graham Spiers         2002    1998 - Present   Putnam Management
------------------------------------------------------------------------------

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if it invests at least $1 million in class A shares. A deferred sales charge of up to 0.75% may apply if the plan redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares, and if Putnam Retail Management paid a commission on the plan's purchase, unless the dealer of record has made other arrangements with Putnam Retail Management.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Effective April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004 the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.69           $8.94          $14.47          $14.35          $11.76
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .13             .17             .26             .28             .14
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.64           (1.12)          (2.97)           1.56            2.82
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.77            (.95)          (2.71)           1.84            2.96
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.24)           (.30)           (.19)           (.16)           (.10)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (2.63)          (1.56)           (.27)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.24)           (.30)          (2.82)          (1.72)           (.37)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.22           $7.69           $8.94          $14.47          $14.35
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                23.41          (11.29)         (22.41)          12.77           25.55
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $629,578        $573,390        $671,127        $817,887        $664,640
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.35            1.30            1.25            1.18            1.21
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.54            1.80            2.35            1.87            1.00
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               126.07           82.18           98.60          155.18          105.11
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




[This page left intentionally  blank]



For more information about
Putnam Asset Allocation:
Growth Portfolio

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.

PUTNAM INVESTMENTS

             Putnam Defined Contribution Plans
             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P.O. Box 9740
             Providence, Rhode Island 02940-9740

             www.putnaminvestments.com

             DA058 210036 1/04   File No. 811-7121



Prospectus

January 30, 2004

Putnam Asset
Allocation:
Growth Portfolio

Class Y shares

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 5  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

11  Who manages the fund?

13  How does the fund price its shares?

14  How do I buy fund shares?

15  How do I sell fund shares?

16  How do I exchange fund shares?

16  Fund distributions and taxes

17  Financial highlights


Putnam Defined Contribution Plans

[SCALE LOGO OMITTED]


Fund summary

GOAL

The Growth Portfolio seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund's performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

-------------------------------------------------------
                                 Growth
                                Portfolio
                         ---------------------
                         Strategic
                         Allocation     Range
-------------------------------------------------------
Equity Class                80%         65-95%
Fixed Income Class          20%          5-35%
-------------------------------------------------------

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the fund's assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class Y shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1995       26.57%
1996       18.86%
1997       18.74%
1998       13.93%
1999       25.14%
2000       -9.22%
2001       -9.74%
2002      -14.67%
2003       29.82%

During the periods shown in the bar chart, the highest return for a quarter was 19.23% (quarter ending 12/31/98) and the lowest return for a quarter was -17.53% (quarter ending 9/30/02).

-------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/03)
-------------------------------------------------------------------------------
                                                                    Since
                                                Past       Past   inception
                                              1 year    5 years    (2/8/94)
-------------------------------------------------------------------------------
Class Y                                       29.82%       2.58%      8.71%
Russell 3000 Index                            31.06%       0.37%     10.78%
Putnam Growth  Blended Benchmark              28.87%       2.32%      9.82%*
-------------------------------------------------------------------------------

* Performance information is based on the inception date of 12/31/94, which is when the JP Morgan Developed High Yield Index, a component of the blended benchmark, began operations.

Performance information shown in the bar chart and table above, for periods prior to the inception of class Y shares on 7/14/94, is derived from the historical performance of the fund's class A shares (not offered by this prospectus). Performance of class Y shares does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

The fund's performance through 9/30/95 benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe;

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of international stocks from Europe, Australasia and the Far East;

Morgan Stanley Capital International (MSCI) EMF Index, an unmanaged index of securities from emerging markets available to non-domestic investors;

JP Morgan Developed High Yield Index, an unmanaged index designed to measure the investable universe of the U.S. dollar high yield corporate debt market;

Putnam Growth Blended Benchmark, a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)                     NONE

Maximum Deferred Sales Charge (Load)            NONE

Redemption Fee (as a percentage of
total redemption proceeds)                      2.00%*
-------------------------------------------------------------------------------

Annual Fund Operating Expenses**
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                   Total Annual
                       Management       Other     Fund Operating
                          Fees        Expenses      Expenses
-------------------------------------------------------------------------------
Class Y                   0.63%         0.47%         1.10%
-------------------------------------------------------------------------------

 * A 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

** See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                        1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class Y                  $112          $350          $606        $1,340
-------------------------------------------------------------------------------

What are the fund's main
investment strategies and
related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund's total assets (but not more than the fund's maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.63% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------------
Jeffrey L. Knight        2002    1993 - Present   Putnam Management

------------------------------------------------------------------------------
Portfolio member        Since    Experience
------------------------------------------------------------------------------
Robert J. Kea            2002    1989 - Present   Putnam Management
------------------------------------------------------------------------------
Robert J. Schoen         2002    1997 - Present   Putnam Management
------------------------------------------------------------------------------
J. Graham Spiers         2002    1998 - Present   Putnam Management
------------------------------------------------------------------------------

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. A defined contribution plan (including a corporate
  IRA) is eligible to purchase class Y shares if approved by Putnam and if

* the plan, its sponsor and other employee benefit plans of the sponsor invest at least $150 million in Putnam funds and other investments managed by Putnam Management or its affiliates, or the average investment in Putnam-managed assets of accounts in the plan is at least $30,000; or

* the plan's sponsor confirms a good faith expectation that, within such period after initial purchase as is agreed by the sponsor and Putnam, investments in Putnam-managed assets will attain the level or average account size specified above, using the higher of purchase price or current market value, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.

College savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, bank trust departments and trust companies, and other defined contribution plans, if approved by Putnam, are also eligible to purchase class Y shares.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Effective April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004 the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                  Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.76           $9.01          $14.58          $14.44          $11.84
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .15             .19             .29             .32             .17
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.65           (1.12)          (3.01)           1.58            2.83
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.80            (.93)          (2.72)           1.90            3.00
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.26)           (.32)           (.22)           (.20)           (.13)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (2.63)          (1.56)           (.27)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.26)           (.32)          (2.85)          (1.76)           (.40)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.30           $7.76           $9.01          $14.58          $14.44
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                23.70          (10.97)         (22.30)          13.14           25.76
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $420,617        $416,532        $465,661        $488,376        $386,363
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.10            1.05            1.00             .93             .96
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.79            2.05            2.61            2.13            1.24
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               126.07           82.18           98.60          155.18          105.11
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




[This page left intentionally  blank]



For more information about
Putnam Asset Allocation:
Growth Portfolio

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

             Putnam Defined Contribution Plans
             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P.O. Box 9740
             Providence, Rhode Island 02940-9740

             www.putnaminvestments.com

             DY058 210037 1/04   File No. 811-7061



Prospectus

January 30, 2004

Putnam Asset Allocation: Balanced Portfolio

Class A shares -- for eligible retirement plans

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

11  Who manages the fund?

13  How does the fund price its shares?

13  How do I buy fund shares?

15  How do I sell fund shares?

15  How do I exchange fund shares?

16  Fund distributions and taxes

17  Financial highlights

Putnam Defined Contribution Plans

[SCALE LOGO OMITTED]

Fund summary

GOAL

The Balanced Portfolio seeks total return.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund's performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.


-----------------------------------------------------------------------------
                                        Balanced
                                       Portfolio
                               ----------------------------
                               Strategic
                               Allocation             Range
-----------------------------------------------------------------------------
Equity Class                      60%                45-75%
Fixed Income Class                40%                25-55%
-----------------------------------------------------------------------------

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the fund's assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class A shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1995               24.12%
1996               17.59%
1997               16.16%
1998               11.66%
1999               18.30%
2000               -2.62%
2001               -6.42%
2002              -12.28%
2003               21.36%

During the periods shown in the bar chart, the highest return for a quarter was 15.00% (quarter ending 12/31/98) and the lowest return for a quarter was -12.00% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/03)
------------------------------------------------------------------------------
                                                                   Since
                                             Past       Past     inception
                                            1 year     5 years   (2/7/94)
------------------------------------------------------------------------------
Class A                                     21.36%      2.79%      7.95%
Russell 3000 Index                          31.06%      0.37%     10.78%
Putnam Balanced Blended Benchmark           21.72%      3.16%     10.04%*
------------------------------------------------------------------------------

* Performance information is based on the inception date of 12/31/94, which is when the JP Morgan Developed High Yield Index, a component of the blended benchmark, began operations.

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans. The fund's performance through 9/30/95 benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe;

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of international stocks from Europe, Australasia and the Far East;

JP Morgan Developed High Yield Index, an unmanaged index designed to measure the investable universe of the U.S. dollar high yield corporate debt market;

Putnam Balanced Blended Benchmark, a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index and 5% the JP Morgan Developed High Yield Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
------------------------------------------------------------------------------
Maximum Sales Charge (Load)                      NONE

Maximum Deferred Sales Charge (Load)             0.75%*

Redemption Fee (as a percentage of total
redemption proceeds)                             2.00%**
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Annual Fund Operating Expenses***
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                    Distribution                Total Annual
                       Management     (12b-1)        Other     Fund Operating
                          Fees         Fees         Expenses      Expenses
------------------------------------------------------------------------------
Class A                  0.58%         0.25%         0.37%         1.20%
------------------------------------------------------------------------------

  * The deferred sales charge may apply if a plan redeems 90% or more of its cumulative purchases within two years of its initial purchase and Putnam Retail Management paid a commission on the plan's purchases, unless otherwise agreed with Putnam Retail Management.

 ** A 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

*** See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.


------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
------------------------------------------------------------------------------
Class A                 $197         $381          $660         $1,455
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund's total assets (but not more than the fund's maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.58% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader         Since  Experience
------------------------------------------------------------------------------
Jeffrey L. Knight        2002   1993 - Present   Putnam Management
------------------------------------------------------------------------------
Portfolio members        Since  Experience
------------------------------------------------------------------------------
Robert J. Kea            2002   1989 - Present   Putnam Management
------------------------------------------------------------------------------
Robert J. Schoen         2002   1997 - Present   Putnam Management
------------------------------------------------------------------------------
J. Graham Spiers         2002   1998 - Present   Putnam Management
------------------------------------------------------------------------------

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if it invests at least $1 million in class A shares. A deferred sales charge of up to 0.75% may apply if the plan redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares, and if Putnam Retail Management paid a commission on the plan's purchase, unless the dealer of record has made other arrangements with Putnam Retail Management.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Effective April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004 the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income quarterly and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                       Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.10           $9.20          $12.99          $12.28          $10.66
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .14             .18             .26             .31             .23
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.25            (.98)          (2.23)           1.59            1.78
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.39            (.80)          (1.97)           1.90            2.01
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.23)           (.30)           (.38)           (.26)           (.21)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (1.44)           (.93)           (.18)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.23)           (.30)          (1.82)          (1.19)           (.39)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.26           $8.10           $9.20          $12.99          $12.28
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                17.40           (9.20)         (17.11)          15.88           19.09
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $1,156,736      $1,073,716      $1,237,229      $1,377,302        $873,219
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.20            1.15            1.11            1.09            1.14
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.62            1.96            2.39            2.37            1.89
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               145.04          108.47          131.05          182.86          119.70
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.



[This page left intentionally  blank]


For more information about Putnam Asset Allocation: Balanced Portfolio

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

                     Putnam Defined Contribution Plans
                     One Post Office Square
                     Boston, Massachusetts 02109
                     1-800-752-9894

                     Address correspondence to
                     Putnam Investor Services
                     P.O. Box 9740
                     Providence, Rhode Island 02940-9740

                     www.putnaminvestments.com

DA059 210032 1/04    File No. 811-7121



Prospectus

January 30, 2004

Putnam Asset Allocation: Balanced Portfolio

Class Y shares

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

11  Who manages the fund?

13  How does the fund price its shares?

13  How do I buy fund shares?

15  How do I sell fund shares?

15  How do I exchange fund shares?

16  Fund distributions and taxes

17  Financial highlights

Putnam Defined Contribution Plans

[SCALE LOGO OMITTED]

Fund summary

GOAL

The Balanced Portfolio seeks total return.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund's performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.


-----------------------------------------------------------------------------
                                                Balanced
                                                Portfolio
                                      ----------------------------
                                      Strategic
                                      Allocation             Range
-----------------------------------------------------------------------------
Equity Class                             60%                 45-75%
Fixed Income Class                       40%                 25-55%
-----------------------------------------------------------------------------

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the fund's assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class Y shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1995              24.41%
1996              17.86%
1997              16.52%
1998              11.82%
1999              18.68%
2000              -2.38%
2001              -6.18%
2002             -12.05%
2003              21.64%

During the periods shown in the bar chart, the highest return for a quarter was 14.96% (quarter ending 12/31/98) and the lowest return for a quarter was -11.93% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/03)
------------------------------------------------------------------------------
                                                            Since
                                         Past       Past     inception
                                        1 year     5 years   (2/7/94)
------------------------------------------------------------------------------
Class Y                                 21.64%      3.06%      8.21%
Russell 3000 Index                      31.06%      0.37%     10.78%
Putnam Balanced  Blended Benchmark      21.72%      3.16%     10.04%*
------------------------------------------------------------------------------

* Performance information is based on the inception date of 12/31/94, which is when the JP Morgan Developed High Yield Index, a component of the blended benchmark, began operations.

Performance information shown in the bar chart and table above, for periods prior to the inception of class Y shares on 7/5/94, is derived from the historical performance of the fund's class A shares (not offered by this prospectus). Performance of class Y shares does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

The fund's performance through 9/30/95 benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe;

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of international stocks from Europe, Australasia and the Far East;

JP Morgan Developed High Yield Index, an unmanaged index designed to measure the investable universe of the U.S. dollar high yield corporate debt market;

Putnam Balanced Blended Benchmark, a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index and 5% the JP Morgan Developed High Yield Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
------------------------------------------------------------------------------
Maximum Sales Charge (Load)                     NONE

Maximum Deferred Sales Charge (Load)            NONE

Redemption Fee (as a percentage of
total redemption proceeds)                     2.00%*
------------------------------------------------------------------------------

Annual Fund Operating Expenses**
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                 Total Annual
                       Management      Other    Fund Operating
                          Fees        Expenses     Expenses
------------------------------------------------------------------------------
Class Y                  0.58%         0.37%         0.95%
------------------------------------------------------------------------------

 * A 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

** See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.


------------------------------------------------------------------------------
                         1 year       3 years       5 years     10 years
------------------------------------------------------------------------------
Class Y                   $97          $303          $525        $1,166
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund's total assets (but not more than the fund's maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.58% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader         Since  Experience
------------------------------------------------------------------------------
Jeffrey L. Knight        2002   1993 - Present   Putnam Management
------------------------------------------------------------------------------
Portfolio members        Since  Experience
------------------------------------------------------------------------------
Robert J. Kea            2002   1989 - Present   Putnam Management
------------------------------------------------------------------------------
Robert J. Schoen         2002   1997 - Present   Putnam Management
------------------------------------------------------------------------------
J. Graham Spiers         2002   1998 - Present   Putnam Management
------------------------------------------------------------------------------

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. A defined contribution plan (including a corporate
  IRA) is eligible to purchase class Y shares if approved by Putnam and if

* the plan, its sponsor and other employee benefit plans of the sponsor invest at least $150 million in Putnam funds and other investments managed by Putnam Management or its affiliates, or the average investment in Putnam-managed assets of accounts in the plan is at least $30,000; or

* the plan's sponsor confirms a good faith expectation that, within such period after initial purchase as is agreed by the sponsor and Putnam, investments in Putnam-managed assets will attain the level or average account size specified above, using the higher of purchase price or current market value, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.

College savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, bank trust departments and trust companies, and other defined contribution plans, if approved by Putnam, are also eligible to purchase class Y shares.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Effective April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004 the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income quarterly and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                       Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.11           $9.21          $13.00          $12.29          $10.67
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .16             .21             .29             .33             .26
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             1.25            (.99)          (2.24)           1.60            1.78
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.41            (.78)          (1.95)           1.93            2.04
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.25)           (.32)           (.40)           (.29)           (.24)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --           (1.44)           (.93)           (.18)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.25)           (.32)          (1.84)          (1.22)           (.42)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.27           $8.11           $9.21          $13.00          $12.29
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                17.67           (8.96)         (16.89)          16.15           19.37
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $564,799        $641,329        $655,163        $583,691        $410,335
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .95             .90             .86             .84             .89
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.87            2.21            2.64            2.58            2.10
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               145.04          108.47          131.05          182.86          119.70
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.



[This page left intentionally blank]


For more information about Putnam Asset Allocation: Balanced Portfolio

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

                     Putnam Defined Contribution Plans
                     One Post Office Square
                     Boston, Massachusetts 02109
                     1-800-752-9894

                     Address correspondence to
                     Putnam Investor Services
                     P.O. Box 9740
                     Providence, Rhode Island 02940-9740

                     www.putnaminvestments.com

DY059 210033 1/04    File No. 811-7121



Prospectus

January 30, 2004

Putnam Asset Allocation: Conservative Portfolio

Class A shares -- for eligible retirement plans

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

11  Who manages the fund?

13  How does the fund price its shares?

13  How do I buy fund shares?

15  How do I sell fund shares?

16  How do I exchange fund shares?

16  Fund distributions and taxes

17  Financial highlights

Putnam Defined Contribution Plans

[SCALE LOGO OMITTED]

Fund summary

GOAL

The Conservative Portfolio seeks total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund's performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

----------------------------------------------------------------------------
                                   Conservative
                                     Portfolio
                            ----------------------------
                            Strategic
                            Allocation             Range
----------------------------------------------------------------------------
Equity Class                   30%                15-45%
Fixed Income Class             70%                55-85%
----------------------------------------------------------------------------

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the fund's assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class A shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1995            20.49%
1996            11.20%
1997            11.81%
1998             9.11%
1999             9.49%
2000            -0.30%
2001            -0.18%
2002            -3.38%
2003            16.09%

During the periods shown in the bar chart, the highest return for a quarter was 8.81% (quarter ending 6/30/03) and the lowest return for a quarter was -6.13% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/03)
------------------------------------------------------------------------------
                                                                 Since
                                        Past       Past        inception
                                       1 year     5 years       (2/7/94)
------------------------------------------------------------------------------
Class A                                16.09%      4.09%         6.94%
Lehman Aggregate Bond Index             4.10%      6.62%         6.98%
Putnam Conservative Blended Benchmark  13.25%      5.01%         9.21%*
------------------------------------------------------------------------------

* Performance information is based on the inception date of 12/31/94, which is when the JP Morgan Developed High Yield Index, a component of the blended benchmark, began operations.

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans. The fund's performance through 9/30/95 benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe;

Morgan Stanley Capital International (MSCI) EMF Index, an unmanaged index of securities from emerging markets available to non-domestic investors;

JP Morgan Developed High Yield Index, an unmanaged index designed to measure the investable universe of the U.S. dollar high yield corporate debt market;

Putnam Conservative Blended Benchmark, a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
------------------------------------------------------------------------------
Maximum Sales Charge (Load)                     NONE

Maximum Deferred Sales Charge (Load)           0.75%*

Redemption Fee (as a percentage of total
redemption proceeds)                           2.00%**
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Annual Fund Operating Expenses***
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                    Distribution               Total Annual
                       Management     (12b-1)       Other     Fund Operating
                          Fees          Fees       Expenses      Expenses
------------------------------------------------------------------------------
Class A                  0.65%         0.25%         0.49%         1.39%
------------------------------------------------------------------------------

  * The deferred sales charge may apply if a plan redeems 90% or more of its cumulative purchases within two years of its initial purchase and Putnam Retail Management paid a commission on the plan's purchases, unless otherwise agreed with Putnam Retail Management.

 ** A 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

*** See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                        1 year        3 years       5 years      10 years
------------------------------------------------------------------------------
Class A                  $217          $440          $761        $1,669
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund's total assets (but not more than the fund's maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of the fund's total assets in debt investments rated lower than BB or the equivalent. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader         Since  Experience
------------------------------------------------------------------------------
Jeffrey L. Knight        2002   1993 - Present   Putnam Management
------------------------------------------------------------------------------
Portfolio members        Since  Experience
------------------------------------------------------------------------------
Robert J. Kea            2002   1989 - Present   Putnam Management
------------------------------------------------------------------------------
Robert J. Schoen         2002   1997 - Present   Putnam Management
------------------------------------------------------------------------------
J. Graham Spiers         2002   1998 - Present   Putnam Management
------------------------------------------------------------------------------

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if it invests at least $1 million in class A shares. A deferred sales charge of up to 0.75% may apply if the plan redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares, and if Putnam Retail Management paid a commission on the plan's purchase, unless the dealer of record has made other arrangements with Putnam Retail Management.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Effective April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004 the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                       Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.94           $8.71          $10.45          $10.40           $9.81
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .21             .34             .49             .46             .34
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .93            (.57)           (.95)            .37             .73
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.14            (.23)           (.46)            .83            1.07
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.43)           (.54)           (.62)           (.40)           (.40)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --            (.66)           (.38)           (.08)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.43)           (.54)          (1.28)           (.78)           (.48)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.65           $7.94           $8.71          $10.45          $10.40
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                14.88           (2.97)          (4.84)           8.18           11.05
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $680,678        $558,847        $578,416        $406,224        $373,313
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.39            1.33            1.29            1.25            1.31
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              2.55            3.99            5.13            4.37            3.25
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               200.28          144.07          180.29          276.48          165.48
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




[This page left intentionally blank]


For more information about Putnam Asset Allocation: Conservative Portfolio

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS

                         Putnam Defined Contribution Plans
                         One Post Office Square
                         Boston, Massachusetts 02109
                         1-800-752-9894

                         Address correspondence to
                         Putnam Investor Services
                         P.O. Box 9740
                         Providence, Rhode Island 02940-9740

                         www.putnaminvestments.com

DA060 210034 1/04        File No. 811-7121



Prospectus

January 30, 2004

Putnam Asset Allocation: Conservative Portfolio

Class Y shares

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

11  Who manages the fund?

13  How does the fund price its shares?

13  How do I buy fund shares?

15  How do I sell fund shares?

15  How do I exchange fund shares?

16  Fund distributions and taxes

17  Financial highlights


Putnam Defined Contribution Plans

[SCALE LOGO OMITTED]


Fund summary

GOAL

The Conservative Portfolio seeks total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund's performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

--------------------------------------------------------------
                           Conservative
                            Portfolio
                     -----------------------
                       Strategic
                       Allocation   Range
--------------------------------------------------------------
Equity Class              30%       15-45%
Fixed Income Class        70%       55-85%
--------------------------------------------------------------

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the fund's assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund's performance.

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class Y shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1995      20.76%
1996      11.55%
1997      11.95%
1998       9.48%
1999       9.86%
2000      -0.06%
2001      -0.03%
2002      -3.22%
2003      16.29%


During the periods shown in the bar chart, the highest return for a quarter was 8.78% (quarter ending 12/31/98) and the lowest return for a quarter was -6.06% (quarter ending 9/30/02).

------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending 12/31/03)
------------------------------------------------------------------------------
                                                                    Since
                                             Past        Past       inception
                                             1 year      5 years    (2/7/94)
------------------------------------------------------------------------------
Class Y                                      16.29%      4.32%      7.19%
Lehman Aggregate Bond Index                   4.10%      6.62%      6.98%
Putnam Conservative Blended Benchmark        13.25%      5.01%      9.21%*
------------------------------------------------------------------------------

* Performance information is based on the inception date of 12/31/94, which is when the JP Morgan Developed High Yield Index, a component of the blended benchmark, began operations.

Performance information shown in the bar chart and table above, for periods prior to the inception of class Y shares on 7/14/94, is derived from the historical performance of the fund's class A shares (not offered by this prospectus). Performance of class Y shares does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

The fund's performance through 9/30/95 benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies in the Russell universe;

Morgan Stanley Capital International (MSCI) EMF Index, an unmanaged index of securities from emerging markets available to non-domestic investors;

JP Morgan Developed High Yield Index, an unmanaged index designed to measure the investable universe of the U.S. dollar high yield corporate debt market;

Putnam Conservative Blended Benchmark, a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.


------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
------------------------------------------------------------------------------
Maximum Sales Charge (Load)                      NONE

Maximum Deferred Sales Charge (Load)             NONE

Redemption Fee (as a percentage of
total redemption proceeds)                       2.00%*
------------------------------------------------------------------------------

Annual Fund Operating Expenses**
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------

                                                      Total Annual
                         Management     Other         Fund Operating
                         Fees           Expenses      Expenses
------------------------------------------------------------------------------
Class Y                  0.65%          0.49%         1.14%
------------------------------------------------------------------------------

 * A 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

** See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
------------------------------------------------------------------------------
Class Y                $116         $362          $628         $1,386
------------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diversified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund's total assets (but not more than the fund's maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of the fund's total assets in debt investments rated lower than BB or the equivalent. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund's foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Frequent trading. We may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses.

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, asset-backed securities and investments in bank loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.65% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

------------------------------------------------------------------------------
Portfolio leader        Since    Experience
------------------------------------------------------------------------------
Jeffrey L. Knight       2002     1993 - Present     Putnam Management
------------------------------------------------------------------------------
Portfolio members       Since    Experience
------------------------------------------------------------------------------
Robert J. Kea           2002     1989 - Present     Putnam Management
------------------------------------------------------------------------------
Robert J. Schoen        2002     1997 - Present     Putnam Management
------------------------------------------------------------------------------
J. Graham Spiers        2002     1998 - Present     Putnam Management
------------------------------------------------------------------------------

As a matter of policy, Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Regulatory matters and litigation. On November 13, 2003, Putnam
  Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the New York Stock Exchange for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if Putnam Management determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. A defined contribution plan (including a corporate
  IRA) is eligible to purchase class Y shares if approved by Putnam and if

* the plan, its sponsor and other employee benefit plans of the sponsor invest at least $150 million in Putnam funds and other investments managed by Putnam Management or its affiliates, or the average investment in Putnam-managed assets of accounts in the plan is at least $30,000; or

* the plan's sponsor confirms a good faith expectation that, within such period after initial purchase as is agreed by the sponsor and Putnam, investments in Putnam-managed assets will attain the level or average account size specified above, using the higher of purchase price or current market value, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.

College savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, bank trust departments and trust companies, and other defined contribution plans, if approved by Putnam, are also eligible to purchase class Y shares.

* Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealers who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

Effective April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the New York Stock Exchange.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004 the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                         Year ended September 30
------------------------------------------------------------------------------------------------------------
                                       2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.94           $8.73          $10.47          $10.42           $9.82
------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------
Net investment income (a)               .23             .37             .51             .51             .36
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .92            (.59)           (.95)            .35             .75
------------------------------------------------------------------------------------------------------------
Total from
investment operations                  1.15            (.22)           (.44)            .86            1.11
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                      (.45)           (.57)           (.64)           (.43)           (.43)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --              --            (.66)           (.38)           (.08)
------------------------------------------------------------------------------------------------------------
Total distributions                    (.45)           (.57)          (1.30)           (.81)           (.51)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.64           $7.94           $8.73          $10.47          $10.42
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                15.08           (2.93)          (4.59)           8.43           11.42
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $169,684        $189,105        $213,026        $202,510        $110,831
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.14            1.08            1.04            1.00            1.06
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              2.83            4.25            5.41            4.84            3.50
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               200.28          144.07          180.29          276.48          165.48
------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.




[This page left intentionally blank]



For more information about
Putnam Asset Allocation:
Conservative Portfolio

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent auditor's report and financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.




PUTNAM INVESTMENTS

                    Putnam Defined Contribution Plans
                    One Post Office Square
                    Boston, Massachusetts 02109
                    1-800-752-9894

                    Address correspondence to
                    Putnam Investor Services
                    P.O. Box 9740
                    Providence, Rhode Island 02940-9740

                    www.putnaminvestments.com

DY060 210035 1/04   File No. 811-706121


Prospectus Supplement                                        211921  2/04

dated February 27, 2004 to the retail prospectus of all open-end Putnam funds that offer class B shares:
-------------------------------------------------------------------------------

Effective February 27, 2004, the text accompanying the fifth arrow under the heading "Which class of shares is best for me? - Class B shares" is replaced with the following:

* Orders for class B shares of one or more funds that, when combined with existing balances in accounts eligible to be linked for purposes of determining the sales charge applicable to a purchase of class A shares under a right of accumulation, total at least $100,000 will be treated as orders for class A shares or refused.


Prospectus Supplement                                        212972 3/04
dated March 19, 2004 to:
-------------------------------------------------------------------------------
PUTNAM ASSET ALLOCATION FUNDS

Putnam Asset Allocation: Growth Portfolio
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio

Prospectuses dated January 30, 2004

The third paragraph and table under the heading "Who manages the fund(s)?" are replaced with the following:

The following team members coordinate the team's management of each fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

-------------------------------------------------------------------------------
Portfolio leader              Since  Experience
-------------------------------------------------------------------------------
Jeffrey L. Knight             2002   1993 - Present   Putnam Management
-------------------------------------------------------------------------------
Portfolio members             Since  Experience
-------------------------------------------------------------------------------
Robert J. Kea                 2002   1989 - Present   Putnam Management
-------------------------------------------------------------------------------
Bruce S. MacDonald            2004   1998 - Present   Putnam Management
-------------------------------------------------------------------------------
Robert J. Schoen              2002   1997 - Present   Putnam Management
-------------------------------------------------------------------------------


Prospectus Supplement                                        213166  3/04

dated March 30, 2004 to the prospectuses of all open-end Putnam funds that currently have 2% redemption fee disclosure:
-------------------------------------------------------------------------------

In the case of defined contribution plans administered by Putnam, the 2% redemption fee described under "Fees and Expenses," "How do I sell fund shares?" and "How do I exchange fund shares?" in the prospectus will be assessed on exchanges of shares purchased by exchange on or after May 3, 2004 that are held in a plan participant's account for 5 days or less.


Prospectus Supplement                                        213679 4/04
dated April 9, 2004 to:
-------------------------------------------------------------------------------
PUTNAM ASSET ALLOCATION FUNDS

Putnam Asset Allocation: Growth Portfolio
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio

Prospectuses dated January 30, 2004

As previously disclosed in a press release dated March 2, 2004, Putnam Management discovered that in early 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in the funds. Putnam made restitution of approximately $123,000, $141,000 and $27,000 to Putnam Asset Allocation: Growth Portfolio, Putnam Asset Allocation: Balanced Portfolio and Putnam Asset Allocation: Conservative Portfolio, respectively, on February 27, 2004, representing for each fund less than $0.001 per share outstanding as of such date. Putnam and the fund's trustees are in the process of finalizing the restitution amounts. Additional amounts may be warranted. Putnam has also implemented a number of personnel changes, including senior personnel, and has begun to implement changes in procedures to address these items. Putnam has informed the SEC, the funds' Trustees and independent auditors.